Exhibit 99.1

                                VOTING AGREEMENT

          VOTING AGREEMENT, dated as of February 13, 2002 (this "Agreement"), by and among Richard W. Clark, Karen W. Clark, and Olive Enterprises, Inc., a Pennsylvania corporation ("Olive") (collectively the "Principal Stockholders"), stockholders of dick clark productions, inc., a Delaware corporation (the "Company"), and DCPI Investco, Inc., a Delaware corporation ("Grantee").

          WHEREAS, Grantee, DCPI Mergerco, Inc., a Delaware corporation and a wholly-owned subsidiary of Grantee ("Merger Sub"), Capital Communications CDPQ Inc., a Quebec corporation ("Capital Communications"), and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (including all amendments thereto, the "Merger Agreement"), providing for, among other things, the merger of Merger Sub with and into the Company with the Company continuing as the surviving corporation (the "Merger");

          WHEREAS, as of the date hereof, the Principal Stockholders beneficially own or exercise sole voting power over (i) 818,605 shares of Class A Common Stock, par value $0.01 per share of the Company (the "Class A Common Stock") and (ii) 6,309,142 shares of the Common Stock, par value $0.01 per share of the Company (the "Common Stock", and together with the Class A Common Stock, the "Capital Stock"), which are owned of record or beneficially by the Principal Stockholders as of the date hereof (the "Shares") (set forth on Schedule 1 attached hereto);

          WHEREAS, as a condition and inducement to Grantee's execution of the Merger Agreement, Grantee has requested that the Principal Stockholders agree to enter into this Agreement; and

          NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the Principal Stockholders and Grantee agree as follows:

               1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

               2. Voting of Shares; Proxy.

                    (a) Agreement to Vote. The Principal Stockholders agree so long as the Merger Agreement has not been terminated in accordance with its terms:

                         (i) to vote the Shares on all matters regarding the
               Merger and the transactions contemplated thereby or any alternate Acquisition Proposal as to which the Principal Stockholders are entitled to vote at a meeting of the stockholders of the Company, in the manner

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               specified in writing by Grantee (which notice shall be delivered on or prior to the date on which such votes are to be cast), which manner shall be determined in Grantee's absolute, sole and binding discretion; and

                         (ii) to express consent or dissent to corporate action
               in writing without a meeting on all the Shares for all matters regarding the Merger and the transactions contemplated thereby or any alternate Acquisition Proposal to which shareholders are allowed to express such consent or dissent without a meeting, in the manner specified in writing by Grantee (which notice shall be delivered on or prior to the date on which such votes, consents or dissents are to be cast), which manner shall be determined in Grantee's absolute, sole and binding discretion.

                    (b) Proxy. Each of the Principal Stockholders hereby irrevocably grants to and appoints Pierre Belanger and Helene Belanger or either of them in their respective capacities as officers of Grantee, with full power of substitution (such individuals and their substitutes each being referred to herein as the "Proxy"), as attorneys and proxies to vote all Shares on all matters regarding the Merger and the transactions contemplated thereby or any alternate Acquisition Proposal as to which the Principal Stockholders are entitled to vote at a meeting of all of the stockholders of the Company, or to which the Principal Stockholders are entitled to express consent or dissent to corporate action in writing without a meeting, in the Proxy's absolute, sole and binding discretion. The Principal Stockholders agree that the Proxy may, in the Principal Stockholders names and stead, (i) attend any annual or special meeting of the stockholders of the Company and vote all Shares on all matters regarding the Merger and the transactions contemplated thereby or any alternate Acquisition Proposal at any such annual or special meeting, and
     (ii) execute with respect to all Shares any written consent to, or dissent from, corporate action respecting any matter regarding the Merger and the transactions contemplated thereby or any alternate Acquisition Proposal to which the stockholders of the Company are entitled to express such consent or dissent without a meeting. With respect to any matter regarding the Merger and the transactions contemplated thereby or any alternate Acquisition Proposal, the Principal Stockholders agree to refrain from (a) voting at any annual or special meeting of the stockholders of the Company,
     (b) executing any written consent in lieu of a meeting of the stockholders of the Company, (c) exercising any rights of dissent with respect to the Shares, and (d) granting any proxy or authorization to any person with respect to the voting of the Shares, except pursuant to this Agreement, or taking any action contrary to or in any manner inconsistent with the terms of this Agreement. The Principal Stockholders agree that this grant of proxy pursuant to this Section 2(b) is irrevocable and coupled with an interest and agrees that the persons designated as the Proxy pursuant hereto may at any time name any other person who is an officer of Grantee as a substituted Proxy


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

     hereunder to act pursuant hereto, either as to a specific matter or as to all matters. The Principal Stockholders further agree to execute all additional writings, consents and authorizations as may be reasonably requested by the Proxy in writing to evidence the powers granted to the Proxy hereby or to enable the Proxy to exercise those powers. The Principal Stockholders hereby revoke any proxy previously granted by them with respect to the Shares.

               The Principal Stockholders affirm that the grant of proxy set forth in this Section 2(b) is given in connection with the execution of the Merger Agreement, and that such proxy is given to secure the performance of the duties of the Principal Stockholders under this Agreement.

               3. Representations and Warranties of the Principal Stockholders. The Principal Stockholders hereby severally represent and warrant to Grantee as follows:

                    (a) Ownership. Collectively, the Principal Stockholders beneficially own 818,605 Shares of Class A Common Stock and 6,309,142 Shares of Common Stock (collectively, the "Owned Shares") free and clear of all liens, claims, charges and encumbrances of any kind whatsoever except as otherwise provided on Schedule 3(a) attached hereto. Other than the Owned Shares, the Principal stockholders do not (directly or indirectly through affiliates, or otherwise) own, or have an ownership interest in,
     (i) any shares of Capital Stock, (ii) any options, warrants, rights or other securities convertible into or exercisable for shares of Capital Stock, (iii) any other capital stock or other voting securities of the Company or any of its Subsidiaries, (iv) any other options, warrants, rights or other securities of the Company convertible into or exchangeable into shares of capital stock or securities of the Company or any of its Subsidiaries, or (v) any equity equivalent interests in the ownership or earnings of the Company or its Subsidiaries or other similar rights.

                    (b) Due Authorization. Each of the Principal Stockholders has the necessary capacity, or in the case of Olive, power to execute and deliver this Agreement and to consummate the transactions contemplated hereby. There are no restrictions on any voting rights or rights of disposition with respect to the Owned Shares except as otherwise set forth on Schedule 3(b) attached hereto. Assuming this Agreement has been duly and validly authorized, executed and delivered by Grantee, this Agreement constitutes a valid and binding agreement of each of the Principal Stockholders, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of creditor's rights and remedies or by other equitable principles of general application.


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

                    (c) No Conflicts. Except as set forth on Schedule 3(c) attached hereto, neither the execution and delivery of this Agreement nor the consummation by the Principal Stockholders of the transactions contemplated hereby will conflict with or constitute a violation of or default under any material contract, commitment, agreement, arrangement or restriction of any kind to which any of the Principal Stockholders is a party or is bound.

               4. Representations and Warranties of Grantee. Grantee hereby represents and warrants to the Principal Stockholders as follows:

                    (a) Due Authorization. Grantee has the necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized by all necessary corporate action on the part of Grantee and has been duly executed by a duly authorized officer of Grantee. Assuming this Agreement has been duly and validly executed and delivered by the Principal Stockholders, this Agreement constitutes a valid and binding agreement of Grantee, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of creditor's rights and remedies or by other equitable principles of general application.

                    (b) No Conflicts. Neither the execution and delivery of this Agreement nor the consummation by the Grantee of the transactions contemplated hereby will conflict with or constitute a violation of or default under any material contract, commitment, agreement, arrangement or restriction of any kind to which the Grantee is a party or is bound.

               5. Termination. This Agreement and Proxy shall terminate immediately upon the earlier of (the "Termination Date") (i) the Effective Time of the Merger or (ii) the date of termination of the Merger Agreement in accordance with its terms.

               6. Transfer of the Shares. Prior to the Termination Date, the Principal Stockholders shall not: (i) transfer, sell, gift-over, pledge or otherwise dispose of, or consent to any of the foregoing ("Transfer"), with regard to any or all of the Owned Shares or any interest therein (other than a Transfer to Grantee as contemplated by the Subscription Agreement, dated as of February 13, 2002, by and among Grantee and its stockholders);
     (ii) enter into any contract, option or other agreement or understanding with respect to any Transfer of the Shares; (iii) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Shares; (iv) deposit any of the Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Shares; or (v) except in fulfillment of their fiduciary obligations as directors of the Company, take any other action that would in any way restrict, limit or interfere


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

     with the performance of the Principal Stockholders' obligations hereunder or the transactions contemplated hereby.

               7. No Solicitation. Except as provided below, the Principal Stockholders solely in their capacities as stockholders of the Company, and not in any capacity as a director of the Company will not and will cause (to the extent they can control the actions of such parties) their officers, directors, employees, representatives and other agents, including investment bankers, attorneys and accountants, not to, directly or indirectly, encourage, solicit, participate in or initiate (including by way of furnishing or disclosing non-public information) or knowingly take any action designed to facilitate any discussions, inquiries, negotiations or the making of any proposals with respect to or concerning any merger, consolidation, share acquisition, asset purchase, share exchange, business combination, tender offer, exchange offer or similar transaction involving the acquisition of all or a substantial portion of the assets of the Company and its Subsidiaries, taken as a whole, or a significant equity interest in (including by way of tender offer), or a recapitalization or restructuring of, the Company (any of those proposed transactions being an "Acquisition Proposal"). Upon execution of this Agreement, the Principal Stockholders will immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. The Principal Stockholders will promptly notify the Grantee of the existence of any proposal (and the identity of the Person making it), discussion, negotiation or inquiry received by the Principal Stockholders or any of their representatives relating to any Acquisition Proposal (including, without limitation, the terms and conditions thereof) within 48 hours of such receipt. Notwithstanding the foregoing, if the Company pursuant to Section 5.3 of the Merger Agreement is permitted to participate in negotiations or discussions with, and otherwise communicate with, or furnish information to, a third party, then the Principal Stockholders may also participate in negotiations or discussions with, or furnish information to, such third party, to the same extent, but subject to the same limitations, as the Company.

               8. Excess Profits.

                    (a) If the Merger Agreement is terminated and a Termination Fee is paid or payable to Grantee, then the Principal Stockholders hereby agree to pay to Grantee an amount (the "Excess Profits") equal to fifty percent (50%) of the product of (i) the amount, if any, by which the Net Proceeds (as defined below) per Share from any sale, transfer or other disposition of their Shares that is either (x) received within six (6) months of the Termination Date, other than from dispositions of Shares not relating to an Acquisition Proposal, or (y) received at any time following the Termination Date pursuant to a written agreement solely with respect to an Acquisition Proposal entered into within six (6) months following the Termination Date (either (x) or (y), a "Non-Merger Sale") exceeds $12.50 per Share provided that no Excess Profits shall be paid or payable in respect of any Net Proceeds in


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

     excess of $14.00 per Share; and (ii) the number of Shares so sold, transferred or otherwise disposed of by the Principal Stockholders in any Non-Merger Sale. For purposes of this Agreement, the term "Net Proceeds" shall mean the aggregate amount (before taxes) of the net cash amounts (including any dividends or other distributions received following the Termination Date) and the fair market value (the "Fair Market Value") (as determined below) of all forms (including any non-cash dividends or distributions received following the Termination Date) of non-cash consideration (the "Non-Cash Consideration") received or to be received by the Principal Stockholders in a Non-Merger Sale based upon the Shares arising out of a Superior Proposal, other than any investment at fair market value for securities that the Principal Stockholders may obtain in the acquired entity; provided, however, that Net Proceeds shall also include the present value (without any CPI adjustment) of any aggregate employment compensation (including consulting or similar fees but specifically excluding any and all talent fees customarily paid) paid or payable to Richard W. Clark in excess of one hundred fifteen percent (115%) of the present value of the aggregate employment compensation payable to Richard W. Clark (determined on an annual basis) pursuant to that Employment Agreement between Richard W. Clark and the Company, dated as of the date of this Agreement.

                    (b) The parties shall negotiate in good faith to determine the Fair Market Value of the Non-Cash Consideration. If the parties cannot agree on the Fair Market Value of the Non-Cash Consideration within fifteen
     (15) days following receipt of the Non-Cash Consideration by the Principal Stockholders, then no later than ten (10) days following the expiration of the 15-day period referred to above, Grantee and the Principal Stockholders shall request that the Fair Market Value of the Non-Cash Consideration be finally determined within twenty (20) days by (i) a nationally recognized investment banking firm reasonably acceptable to both Grantee and the Principal Stockholders or (ii) if one such firm cannot be agreed upon, then by a mutually acceptable nationally recognized investment banking firm selected by two nationally recognized investment banking firms, one such firm selected by Grantee and the other such firm selected by the Principal Stockholders. If the Fair Market Value is determined by such nationally recognized investment banking firm as described above, and only in the event such Fair Market Value is greater than the value ascribed to such Non-Cash Consideration by the Principal Stockholders during the fifteen
     (15) day period referred to above, then the Principal Stockholders shall add to the amount to be paid to Grantee in respect of such Non-Cash Consideration interest at the rate of seven percent (7%) per annum on such amount for the period beginning the 16th day following receipt of the Non-Cash Consideration and ending on the date the payment is made to Grantee in respect of such Non-Cash Consideration. Notwithstanding the foregoing, if the Non-Cash Consideration consists of shares in a company that is traded on the New York Stock Exchange or the NASDAQ National Market System or other


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

     similar stock exchange or over-the-counter market, and such company has a total market capitalization of at least US $100 million, then the Fair Market Value per each share shall equal the average closing price per share on such exchange or over the counter market on the ten trading days ending immediately prior to the date of receipt of the Non-Cash Consideration by the Principal Stockholders.

                    (c) The Principal Stockholders shall make the payment in accordance with this Section 8 together with any interest, if applicable, no later than four (4) Business Days following receipt of cash from a Non-Merger Sale, or with respect to Non-Cash Consideration received in a Non-Merger Sale, no later than four (4) Business Days following the determination of the Fair Market Value of the Non-Cash Consideration pursuant to the above-described procedures.

               9. Miscellaneous.

                    (a) Expenses. Each of the parties hereto shall bear and pay all costs and expenses incurred by such party or on its behalf in connection with the transactions contemplated hereunder, including, without limitation, the fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                    (b) Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision, any such waiver to be evidenced in writing. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the parties hereto.

                    (c) Entire Agreement; No Third-Party Beneficiary. This Agreement (a) constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to such subject matter and (b) is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                    (d) Severability. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the portion of such provision which is not held invalid and the other provisions hereof shall remain enforceable and shall not be affected and the application of such provision to persons or circumstances other than the party as to which it is held invalid shall not be affected.

                    (e) Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of law that would defer to the substantive laws of another jurisdiction).


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

                    (f) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                    (g) Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement, or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows:
     (a) if personally delivered, on the Business Day of such delivery (as evidenced by the receipt of the personal delivery service); (b) if mailed by certified or registered mail return receipt requested, four (4) Business Days after the aforesaid mailing; (c) if delivered by overnight courier (with all charges having been prepaid), on the second Business Day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing); or (d) if delivered by facsimile transmission, on the Business Day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding Business Day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 8), or the refusal to accept same, the notice, demand consent, request, instruction or other communication shall be deemed received on the Business Day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:


                             If to the Principal Stockholders:

                             Richard W. Clark, Karen W. Clark, and
                             Olive Enterprises, Inc.
                             3003 West Olive Avenue
                             Burbank, CA  91505
                             Attn:  Richard W. Clark
                             Fax:  (818) 954-8609

                             with a copy of all notices and communications concurrently sent to:

                             Jenkens & Gilchrist Parker Chapin LLP
                             The Chrysler Building
                             405 Lexington Avenue
                             New York, NY  10174
                             Attn: Martin Eric Weisberg, Esq.
                             Fax:  (212) 704-6288

                             and


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

                             Winston & Strawn
                             200 Park Avenue
                             New York, NY  10166
                             Attn:  Jonathan Goldstein, Esq.
                             Fax:  (212) 294-4700

                             If to the Grantee:

                             DCPI Investco, Inc.
                             c/o Mosaic Media Group
                             9200 Sunset Blvd.
                             Los Angeles, CA  90069
                             Attn:  Allen Shapiro
                                       Jules Haimovitz
                             Fax:  (310) 777-2140

                             with a copy of all notices and communications concurrently sent to:

                             Skadden, Arps, Slate, Meagher & Flom
                             300 South Grand Avenue, Suite 3400
                             Los Angeles, CA  90071
                             Attn:  Jerome L. Coben, Esq.
                             Fax:  (213) 687-5600

                             and

                             Stikeman Elliott
                             Barristers & Solicitors
                             40th Floor
                             1155 Rene-Levesque Blvd. West
                             Montreal, Quebec
                             Attn:  Sidney M. Horn, Esq.
                             Fax:  (514) 397-3416

     or to such other address as any party may specify by notice given to the other party in accordance with this Section 9(g).

                    (h) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                    (i) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written


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

     consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors, permitted assigns, heirs, executors, administrators and other legal representatives.

                    (j) Further Assurances. The Principal Stockholders and Grantee shall execute and deliver all other documents and instruments and take all other action that may be requested by the other as being necessary to provide the rights and benefits contemplated by this Agreement.

                    (k) Specific Performance. The parties acknowledge that it would be impossible to fix money damages for violations of this Agreement and that such violations will cause irreparable injury for which adequate remedy at law is not available and, therefore, this Agreement must be enforced by specific performance or injunctive relief. The parties hereto agree that any party may, in its sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection or defense to the imposition of such relief. Nothing herein shall be construed to prohibit any party from bringing any action for damages in addition to an action for specific performance or an injunction for a breach of this Agreement.


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                        [PAGE LEFT INTENTIONALLY BLANK.]


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

          IN WITNESS WHEREOF, the Principal Stockholders and Grantee have caused this Voting Agreement to be signed by themselves or their respective officers thereunto duly authorized, all as of the day and year first written above.

DCPI INVESTCO, INC.


 By:/s/ Pierre Belanger                         /s/ Robert Cote
    ------------------------------              ------------------------------
    Name:   Pierre Belanger                     Name:    Robert Cote
    Title:  President                           Title:   Vice President
    Date:   February 13, 2002                   Date:    February 13, 2002
         -------------------------                   -------------------------


RICHARD W. CLARK

/s/ Richard W. Clark
--------------------------
Date: February 13, 2002
     ---------------------

KAREN W. CLARK

/s/ Karen W. Clark
--------------------------
Date:  February 13, 2002
     ---------------------

OLIVE ENTERPRISES, INC.

By: /s/ Richard W. Clark
   -----------------------
Name:  Richard W. Clark
Title: Chairman and Chief Executive Officer
Date:  February 13, 2002
      ---------------------


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